Exhibit 99.3
Form 8-K
Viking Systems, Inc.
File No. 000-49636
                              VIKING SYSTEMS, INC.
                       NOMINATING AND CORPORATE GOVERNANCE
                                COMMITTEE CHARTER

I. Purpose of the Compensation and Corporate Governance Committee

The  purpose  of  the  Nominating  and  Corporate   Governance   Committee  (the
"Committee") of the Board is to assist the Board in discharging the Board's responsibilities regarding:

     (a) the identification of qualified candidates to become Board members;

     (b) the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

     (c) the selection of candidates to fill any vacancies on the Board;

     (d) the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company (the "Corporate Governance Guidelines"); and

     (e) oversight of the evaluation of the board and management.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's certificate of incorporation or bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II. Membership

The Committee shall be comprised of two or more directors, as determined by the Board, each of whom (a) satisfies the independence requirements of NASDAQ, and
(b) has experience, in the business judgment of the Board, that would be helpful



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in  addressing  the  matters  delegated  to the  Committee.  The  members of the
Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's certificate of incorporation or bylaws that are applicable to the Committee. The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

All  non-management  directors  that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors that the Committee believes to be necessary, desirable or appropriate. The Committee may also use the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board. The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Duties and Responsibilities

     1. (a) At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or reelected, the Committee shall (i) review with the Board the appropriate characteristics, skills and experience required for the Board as a whole and its individual members and (ii) recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

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     (b) At an  appropriate  time  after a  vacancy  arises  on the  Board  or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

     (c) For purposes of (a) and (b) above, each candidate nominee must possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility and the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

          (i) personal and professional integrity, ethics and values;

          (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company;

          (iii) experience in the Company's industry and with relevant social policy concerns;

          (iv) experience as a board member of another publicly held company;

          (v) the nature of and time involved in a candidate's service on other boards and/or committees;

          (vi) academic expertise in an area of the Company's operations;

          (vii) the candidate's compliance, or ability to comply, with the Company's stock ownership policy for directors, if any, as set forth in the Corporate Governance Guidelines; and

          (viii) practical and mature business judgment;

     (d) The foregoing notwithstanding, if the Company is legally required by contract or otherwise to permit a third party to designate one or more of the directors to be elected or appointed (for example, pursuant to rights contained in a Certificate of Designation of a class of preferred stock to elect one or more directors upon a dividend default), then the nomination or appointment of such directors shall be governed by such requirements.

     2. At an appropriate time prior to each annual meeting of stockholders at which directors are to be reelected, the Committee shall review the performance of each current director (including, without limitation, the director's past attendance at meetings and participation in and contribution to the activities of the Board) and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

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     3. In appropriate  circumstances,  the Committee, in its discretion,  shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company's certificate of incorporation, bylaws and Corporate Governance Guidelines.

     4. The Committee shall establish evaluation criteria and implement a process for the Board's annual review of its performance (including its composition and organization) and the performance of management. The Committee shall oversee the Board in such annual reviews and will make appropriate recommendations to improve performance. The Committee's annual assessment should include a review of any areas in which the Board or management believes the Board can make a better contribution to the governance of the Company, as well as a review of the committee structure and an assessment of the Board's compliance with the principles set forth in the Corporate Governance Guidelines. The purpose of the review will be to improve the performance of the Board as a unit, and not to target the performance of any individual Board member. The Committee will utilize the results of the Board evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board.

     5. The Committee may make recommendations to the Board regarding governance matters, including, but not limited to, the Company's certificate of incorporation, bylaws, this Charter, the charters of the Company's other Board committees, the Statement of Corporate Policy and Code of Conduct and the Corporate Governance Guidelines.

     6. The Committee shall develop and recommend to the Board the Corporate Governance Guidelines. Thereafter, the Committee shall be responsible for reviewing and recommending to the Board, on a regular basis, revisions to such Corporate Governance Guidelines.

     7. The Committee shall develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company's security holders and procedures for submission by security holders of director nominee recommendations.

     8. The Committee shall recommend to the Board directors to serve on the Board's various committees. Such recommendations shall be based on the requirements set forth in the Corporate Governance Guidelines and the applicable committee charter and such other criteria as the Committee shall determine in its business judgment.

     9. The Committee shall work on a periodic basis with the Chairman of the Board and the Chief Executive Officer (the "CEO") of the Company to review, maintain and revise, if necessary, the Company's succession plan upon the CEO's retirement and in the event of an unexpected occurrence.

     10. When a director, including any director who is an officer or employee of the Company, resigns or materially changes his or her position with his or

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her  employer,  the  Committee  shall  recommend to the Board  whether the Board should accept or reject such director's resignation from the Board.

     11. As necessary, the Committee shall consider and recommend to the Board if the Company should have a general policy that no director may stand for election to the Board after






















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